UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)   On May 21, 2019, Teligent, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 49,641,208 shares of the Company’s common stock were present in person or represented by proxy, which represents 92.31% of the total shares of outstanding common stock entitled to vote as of the record date of March 29, 2019.

(b)	The following actions were taken at the Annual Meeting:

(1)	The following seven nominees were reelected to serve on the Company’s Board of Directors until the Company’s 2020 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Jason Grenfell-Gardner	32,203,741	1,117,990	16,319,477
Bhaskar Chaudhuri	30,697,325	2,624,406	16,319,477
Steven Koehler	30,762,711	2,559,020	16,319,477
James C. Gale	30,683,716	2,638,015	16,319,477
John Celentano	30,767,408	2,554,323	16,319,477
Carole S. Ben-Maimon	30,693,844	2,627,887	16,319,477
Thomas J. Sabatino, Jr.	30,761,300	2,560,431	16,319,477

(2)	The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
48,477,794	840,489	322,925	0

(3)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
31,203,929	1,694,552	423,250	16,319,477

(4)	The frequency of holding an advisory vote on the compensation of the Company’s named executive officers, was approved by an advisory vote, to occur every one years, based on the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
31,959,001	198,769	91,866	1,072,095	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: May 22, 2019	By:	/s/	Damian Finio
	Name:		Damian Finio
	Title:		Chief Financial Officer